Acquisitions	9 Months Ended
Sep. 30, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions

The table below reflects the activity related to the acquisitions and dispositions of our animal hospitals and laboratories during the nine months ended September 30, 2016 and 2015, respectively:

	Nine Months Ended September 30,
	2016	2015
Animal Hospitals:
Acquisitions	105	42
Acquisitions, merged	(3)	(4)
Sold, closed or merged	(8)	(7)
Net increase	94	31

Laboratories:
Acquisitions	—	1
Acquisitions, merged	—	(1)
Net increase	—	—

4.	Acquisitions, continued

Animal Hospital and Laboratory Acquisitions
The purchase price allocations for some of the 2016 animal hospital acquisitions included in the table below are preliminary; however, adjustments, if any, are not expected to be material. The measurement periods for purchase price allocations do not exceed 12 months from the acquisition date. The following table summarizes the aggregate consideration for our independent animal hospitals and labs acquired during the nine months ended September 30, 2016 and 2015, respectively, (in thousands):

	Nine Months Ended September 30,
	2016	2015
Consideration:
Cash	$247,733	$116,428
Cash acquired	(876)	(67)
Cash, net of cash acquired	$246,857	$116,361
Assumed debt	2,860	12,402
Holdbacks	6,972	4,497
Earn-outs	4,155	476
Fair value of total consideration transferred	$260,844	$133,736

Allocation of the Purchase Price:
Tangible assets	$24,761	$10,060
Identifiable intangible assets (1)	32,016	34,130
Goodwill (2)	205,394	93,645
Other liabilities assumed	(376)	(1,424)
Fair value of assets acquired and liabilities assumed	$261,795	$136,411
Noncontrolling interest	(951)	(2,675)
Total	$260,844	$133,736

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(1)
Identifiable intangible assets include customer relationships, trademarks and covenants-not-to-compete. The weighted-average amortization period for the total identifiable intangible assets is approximately five years. The weighted-average amortization period for customer relationships, trademarks and covenants is approximately five years, six years and five years, respectively.

(2)	We expect that $199.1 million and $73.5 million of the goodwill recorded for these acquisitions, as of September 30, 2016 and 2015, respectively, will be fully deductible for income tax purposes.

Included in the table above is Antech Diagnostics, Inc.'s March 31, 2015 acquisition of Abaxis Veterinary Reference Laboratory ("AVRL") for total consideration of $21.0 million.

4.	Acquisitions, continued

CAPNA Acquisition
On May 1, 2016, we acquired an 80% ownership interest in CAPNA for a purchase price of $350.4 million. CAPNA, founded in 2010, and at the time of its acquisition, operated a network of 56 free standing animal hospitals in 18 states.

The following table summarizes the purchase price and the preliminary allocation of the purchase price (in thousands):

Consideration:
Cash	$352,829
Cash acquired	(3,405)
Cash, net of cash acquired	$349,424
Holdbacks	1,000
Fair value of total consideration transferred	$350,424

Allocation of the Purchase Price:
Tangible assets	$21,118
Identifiable intangible assets (1)	102,300
Goodwill (2)	330,668
Other liabilities assumed	(17,662)
Fair value of assets acquired and liabilities assumed	$436,424
Noncontrolling interest	(86,000)
Total	$350,424
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(1)
Identifiable intangible assets primarily include customer relationships, trademarks and covenants-not-to-compete. The weighted-average amortization period for the total identifiable intangible assets is approximately seven years. The amortization periods for customer relationships, trademarks and covenants is seven years, five years and five years, respectively.

(2)	As of September 30, 2016, we expect that $265.8 million of goodwill recorded for this acquisition will be deductible for income tax purposes.

The purchase price allocation for CAPNA is preliminary and is pending the valuation of certain items including, but not limited to, capital leases, operating leases, deferred income taxes and the noncontrolling interest. The final valuation of the net assets acquired, liabilities assumed and noncontrolling interest is expected to be completed as soon as practicable, but no later than one year from the date of acquisition. During the three months ended September 30, 2016, significant measurement period adjustments included the finalization of the valuation of intangible assets, the recording of the preliminary deferred income tax adjustment, as well as the true-up of the noncontrolling interest.

Pro Forma Information
The following pro forma financial information for the three and nine months ended September 30, 2016 and 2015 presents (i) the actual results of operations of our 2016 acquisitions and (ii) the combined results of operations for our company and our 2016 acquisitions as if those acquisitions had been completed on July 1, 2015 and January 1, 2015, the first day of the comparable prior reporting periods, respectively. The pro forma financial information considers principally (i) our company’s financial results, (ii) the historical financial results of our acquisitions, and (iii) select pro forma adjustments to the historical

4. Acquisitions, continued

financial results of our acquisitions. Such pro forma adjustments represent principally estimates of (i) the impact of the hypothetical amortization of acquired intangible assets, (ii) the recognition of fair value adjustments relating to tangible assets,
(iii) adjustments reflecting the new capital structure, including additional financing or repayments of debt as part of the acquisitions and (iv) the tax effects of the acquisitions and related adjustments as if those acquisitions had been completed on July 1, 2015 and January 1, 2015. The pro forma financial information is not necessarily indicative of what our consolidated results of operations would have been had we completed the acquisition at the beginning of the comparable prior reporting periods.

In addition, the pro forma financial information does not attempt to project the future results of operations of our company:

	Revenue	Net Income
(In thousands):
Results of acquired businesses included in our three months ended
September 30, 2016 actuals	$64,517	$4,661
2016 supplemental pro forma from July 1, 2016 to September 30, 2016 (1)	$662,840	$58,922
2015 supplemental pro forma from July 1, 2015 to September 30, 2015 (1)	$623,568	$59,070

Results of acquired businesses included in our nine months ended
September 30, 2016 actuals	$128,710	$9,523
2016 supplemental pro forma from January 1, 2016 to September 30, 2016 (2)	$1,947,799	$172,866
2015 supplemental pro forma from January 1, 2015 to September 30, 2015 (2)	$1,844,007	$154,880
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(1)
2016 supplemental pro forma net income attributable to VCA was adjusted to exclude $0.1 million of acquisition-related costs incurred during the three months ended September 30, 2016. 2015 supplemental pro forma net income attributable to VCA was adjusted to include these charges.

(2)
2016 supplemental pro forma net income attributable to VCA was adjusted to exclude $1.3 million of acquisition-related costs incurred during the nine months ended September 30, 2016. 2015 supplemental pro forma net income attributable to VCA was adjusted to include these charges.